AMENDMENT NUMBER THREE
                         TO THE GENERAL AGREEMENT AMONG
                   KMC TELECOM INC., KMC TELECOM II, INC.,
            KMC TELECOM III, INC., KMC TELECOM OF VIRGINIA, INC.,
            KMC TELECOM LEASING I LLC, KMC TELECOM LEASING II LLC,
               KMC LEASING III LLC AND LUCENT TECHNOLOGIES INC.

            This Amendment Number Three (hereinafter this "Amendment Three") is made effective as of November 15, 1999, by and among KMC Telecom Inc., a Delaware corporation, KMC Telecom II, Inc., a Delaware corporation, KMC Telecom III, Inc., a Delaware corporation, KMC Telecom of Virginia, Inc., a Virginia public service company, KMC Telecom Leasing I LLC, a Delaware limited liability company, KMC Telecom Leasing II LLC, a Delaware limited liability company, and KMC Telecom Leasing III LLC, a Delaware limited liability company, each with offices located at 1545 Route 206, Suite 300, Bedminster, New Jersey 07921 (hereinafter collectively referred to as "Customer"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Providers Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07074 (hereinafter "Seller").

            WHEREAS, Customer and Seller previously entered into that certain General Agreement (Contract Number LNM97O313MP), effective March 6, 1997, as modified and amended by Amendment Number One (Contract Number LNM970922MP), effective as of October 15, 1997 and Amendment Number Two, effective December 22, 1998 (as so amended, the "General Agreement"), setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain of Seller's Products, Licensed Materials and Services (as such terms are defined therein); and

            WHEREAS, Customer and Seller desire to amend and modify the General Agreement as set forth herein;

            NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    SCOPE OF GENERAL AGREEMENT

            The definition of "Customer" contained in the General Agreement is hereby amended to additionally include KMC Telecom IV, Inc., a Delaware corporation ("KMC IV") and KMC Telecom Leasing IV LLC, a Delaware limited liability company ("KMC Leasing IV"); it being the intent and understanding among the parties that KMC IV and KMC Leasing IV shall be authorized to procure Products Licensed Materials and Services from Seller under and pursuant to the terms and conditions of the General Agreement.

FINANCING

            Customer's obligations under this Amendment are contingent on Seller providing financing subject to terms and conditions to be mutually agreed.

PURCHASE COMMITMENT AND FINANCIAL CONSIDERATIONS

            In consideration for the discounts, allowances and incentives set forth in Appendix A of the General Agreement (as modified hereby), Customer agrees to procure directly and exclusively from Seller, consistent with the provisions of Section 2 above, Seller's Products and related Licensed Materials and Services which are available and may become available during the Term, in each case meeting the Customer's technical requirements for conversion of Customer's existing Tier I, II, III and IV cities to packet technology and/or growth to the existing TOM technology, and for KMC IV's and KMC Leasing IV's nine (9) additional Tier III cities and ninety-eight (98) additional Tier IV cities, so long as at all times the purchase price therefor (taking into account all of the terms and conditions of the competitive offer) is competitive with the purchase price generally offered by any other third-party vendor of the particular Product, Licensed Material or Service in question in the United States.

MODIFICATIONS TO APPENDIX A

            The provisions of Appendix A of the General Agreement shall be revised in the following respects:

        The table entitled "Discount Schedule for 5ESS(R)-2000 Switch Products" in Section A-1.7 of Appendix A and the paragraph below the table are replaced with the following:

--------------------------------------------------------------------------------
                            INITIAL                               PERIPHERAL
     PRODUCT TYPE       SWITCH DISCOUNT  LARGE GROWTH DISCOUNT  GROWTH DISCOUNT
--------------------------------------------------------------------------------
5ESS Switch                   83%                77%                   25%
--------------------------------------------------------------------------------
5ESS CDX Switch               83%                77%                   25%
--------------------------------------------------------------------------------
5ESS VCDX Switch              83%                77%                   25%
--------------------------------------------------------------------------------

The parties acknowledge that the above discounts were effective October 1, 1999. Large Growth is defined as the addition of seven (7) or more STSX-1 cards. Any other growth shall be considered Peripheral Growth. Dedicated hardware and Software for PRIs only shall receive a seventy-seven percent (77%) discount.

        The following products shall be added to the table in Section A-1.22, "Pricing Plan for Data Networking Products" (this Section was added in Amendment Two). Unless otherwise specified in writing by Lucent, the Warranty Periods for Data Networking Products are twelve (12) months for the hardware and ninety (90) days for the Software.

--------------------------------------------------------------------------
                DATA NETWORKING PRODUCTS                     DISCOUNT
--------------------------------------------------------------------------
MAX TNT(TM) WAN Access Switch                                  30%
--------------------------------------------------------------------------
PacketStar(TM)PSAX 2300 Access Concentrator                    45%
--------------------------------------------------------------------------
GX 550(TM)Smart Core ATM Switch                                35%
--------------------------------------------------------------------------
Stinger(TM) DSL Access Concentrator                            35%
--------------------------------------------------------------------------
Copper Mountain CopperEdge(TM) 200*                            32%
--------------------------------------------------------------------------
Copper Mountain CopperEdge(TM) 150*                            32%
--------------------------------------------------------------------------
PacketStar(TM) PSAX 50 Broadband Service Unit                  35%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                DATA NETWORKING PRODUCTS                     DISCOUNT
--------------------------------------------------------------------------
PacketStar(TM) PSAX 100 Broadband Service Unit                 35%
--------------------------------------------------------------------------
PacketStar(TM) PSAX 600 Broadband Service Concentrator         35%
--------------------------------------------------------------------------
Cajun(TM) 330R Stackable Switching System                      35%
--------------------------------------------------------------------------
Cajun(TM) 550R Stackable Switching System                      35%
--------------------------------------------------------------------------
ConnectStar(TM) Interworking Call Router (formerly             35%
Broadband Interworking Connection Router (BICR))
--------------------------------------------------------------------------

*     The Warranty Period for these Products is twelve (12) months.

      The following  Access  Products  shall  be added  tothe  table  entitled
            "Transmission Systems Products Discount Schedule" in Section A-1.15 (this table was replaced in Amendment Two).

---------------------------------------------------------------------------
                    ACCESS PRODUCTS                          DISCOUNT
---------------------------------------------------------------------------
CopperCom Gateway(TM) *                                        19%
---------------------------------------------------------------------------
CopperCom MXR(TM) *                                            19%
---------------------------------------------------------------------------
VINA ConnectReach *                                            50%
---------------------------------------------------------------------------
VINA ConnectReach Plus *                                       40%
---------------------------------------------------------------------------
7 R/E(TM) Connection Gateway (previously PacketStar(TM)        50%
Connection Gateway (PCG))**
---------------------------------------------------------------------------

* The Warranty Period for these Products is twelve (12) months.

** The Warranty Periods for the 7 R/E Connection Gateway are twelve (12) months for the hardware and eighteen (18) months for the Software.

      The following new Section A-1.25 is hereby added to Appendix A:

             A-1.25 PRICING PLAN FOR OPTICAL NETWORKING PRODUCTS

In consideration for the Customer purchase commitment set forth in Section 3 of this Amendment Three, Seller will provide the discounts set forth below for all purchases of the Optical Networking Product(s) described therein which are made by Customer during the Term. This table of Optical Networking Products may be expanded or amended from time to time by mutual agreement of the parties.

---------------------------------------------------------------------------
              OPTICAL NETWORKING PRODUCTS                    DISCOUNT
---------------------------------------------------------------------------
WaveStar(TM) TDM 2.5G                                          50%
---------------------------------------------------------------------------

      The following new Section A-1.26 is hereby added to Appendix A:

               A-1.26 PRICING PLAN FOR 7R/E(TM) PACKET SOLUTIONS

Seller will provide firm price quotations to Customer for its 7R/E(TM) Packet Solutions purchases. To constitute a 7R/E Packet Solution it must contain at least a minimum of one unit each of a Call Feature Server, One-Link Manager, and Packet Gateway purchased and installed at one time (it also may contain more than one unit of each of these components) in addition to other 7R/E hardware and Software elements (hereinafter referred to as "7R/E Packet Solution"). A 7R/E Packet Solution does not include the 5ESS(R) Switch or circuit switching network elements that may interface with the 7R/E Packet Solution products. List Prices are not yet finalized for 7R/E components. Seller commits to a minimum twenty percent (20%) price savings for a 7R/E configuration utilizing pure packet access when compared to a comparable 5ESS TDM configuration. Access vehicles (e.g., RLAGs, IADs, etc.) are not included in the 7R/E pricing. The Warranty Period for 7R/E hardware (whether or not the hardware is part of a 7R/E Packet Solution) is twelve (12) months. The Warranty Period for Software licensed with a new 7R/E Packet Solution installation (all three elements set forth above required to constitute a Packet Solution must be installed at the same time for this twelve (12) month Software warranty to apply) is twelve (12) months. The Warranty Period for any other 7R/E Software including, but not limited to, upgrades or updates to the initial Software or new releases of Software is three (3) months.

ADDITIONAL CONSIDERATIONS

At Customer's request, Seller is providing Customer with a copy of its schedule of anticipated release dates for certain of its Products. This Schedule is attached hereto as Exhibit B. If there is a slip in the availability date that impacts Customer's deployment schedule, Seller will, at Seller's expense, either

(a) provide Customer with an acceptable substitute and change it out to the required Product when available, or (b) purchase on Customer's behalf an acceptable non-Lucent substitute and change it out to the required Product when available. In the event Seller purchases non-Lucent Products in accordance with Subparagraph (b), said purchases will be treated as a Lucent Product for the purposes of the purchase commitment and will be subject to the terms and conditions of the financing agreement. Additionally, Seller will provide to Customer, concurrently with the signing of this Amendment, a list of the Products currently being purchased by Customer from Seller. This list will include a description of the product, comcode, current list price and the current discounted price. Lastly, at Customer's request, attached hereto as Exhibit C is a summary that compares the older city pricing and the planned city pricing, showing the expected savings by location.

ENTIRE AGREEMENT

Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect. The terms and conditions contained in this Amendment Three and those nonconflicting terms and conditions of the General Agreement supersede all prior oral and written understandings among the parties and shall constitute the entire agreement among the parties with respect to the subject matter herein. This Amendment Three shall not be modified or amended except by a writing signed by an authorized representative of each of the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed by their duly authorized representatives on the date(s) indicated.

KMC TELECOM INC.                         KMC TELECOM LEASING I LLC
                                         By KMC Telecom Inc., as Sole Member


By:  /s/                                 By:  /s/
   ------------------------------           ------------------------------------
Typed Name: Michael A. Stenberg          Typed Name: Michael A. Stenberg
           ----------------------                   ----------------------------
Title: President                         Title: President
      ---------------------------              ---------------------------------
Date:                                    Date:
     ----------------------------             ----------------------------------

KMC TELECOM II, INC.                     KMC TELECOM LEASING II LLC
                                         By: KMC Telecom II, Inc., as Sole
                                             Member


By:  /s/                                 By:  /s/
   ------------------------------           ------------------------------------
Typed Name: Michael A. Stenberg          Typed Name: Michael A. Stenberg
           ----------------------                   ----------------------------
Title: President                         Title: President
      ---------------------------              ---------------------------------
Date:                                    Date:
     ----------------------------             ----------------------------------

KMC TELECOM III, INC.                    KMC TELECOM LEASING III LLC
                                         By KMC Telecom III, Inc., as Sole
                                            Member


By:  /s/                                 By:  /s/
   ------------------------------           ------------------------------------
Typed Name: Michael A. Stenberg          Typed Name: Michael A. Stenberg
           ----------------------                   ----------------------------
Title: President                         Title: President
      ---------------------------              ---------------------------------
Date:                                    Date:
     ----------------------------             ----------------------------------

KMC TELECOM IV, INC.                     KMC TELECOM LEASING IV LLC
                                         By KMC Telecom IV, Inc., as Sole
                                            Member


By:  /s/                                 By:  /s/
   ------------------------------           ------------------------------------
Typed Name: Michael A. Stenberg          Typed Name: Michael A. Stenberg
           ----------------------                   ----------------------------
Title: President                         Title: President
      ---------------------------              ---------------------------------
Date:                                    Date:
     ----------------------------             ----------------------------------
By:                                      By:


KMC TELECOM OF VIRGINIA, INC.            LUCENT TECHNOLOGIES INC.


By:  /s/                                 By:  /s/
   ------------------------------           ------------------------------------
Typed Name: Michael A. Stenberg          Typed Name: Bill Plunkett
           ----------------------                   ----------------------------
Title: President                         Title:
      ---------------------------              ---------------------------------
Date:                                    Date:
     ----------------------------             ----------------------------------

                                                                       EXHIBIT A

                              Financing Term Sheet


                       A copy of the Financing Term Sheet

                        shall be placed behind this page

                                                                       EXHIBIT B


-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
WAVESTAR TDM 2.5G
-------------------------------------------------------------------------------
R. 1.0                                                                4/99
-------------------------------------------------------------------------------
R. 2.0                                                 6/99           9/99
-------------------------------------------------------------------------------
R. 3.0 w/UPSR Ring Termination                         12/99          3/00
-------------------------------------------------------------------------------
R. 4.0                                                 6/00           9/00
-------------------------------------------------------------------------------
R. 5.0                                                                3/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR TDM 10G 2-FIBER
-------------------------------------------------------------------------------
R. 1.0                                                 12/99          3/00
-------------------------------------------------------------------------------
R. 2.0                                                                9/00
-------------------------------------------------------------------------------
R. 3.0                                                                3/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR TDM 10G (OC-192 4F)
-------------------------------------------------------------------------------
R. 1.0                                                                6/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR OLS 40G/80G
-------------------------------------------------------------------------------
R. 3.3                                                                10/99
-------------------------------------------------------------------------------
R. 6.0                                                               9/15/00
-------------------------------------------------------------------------------
R. 7.0                                                               3/15/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR OLS 400G
-------------------------------------------------------------------------------
R. 2.0                                                               9/30/99
-------------------------------------------------------------------------------
R. 3.0                                                               3/31/00
-------------------------------------------------------------------------------
R. 4.0                                                              12/15/00
-------------------------------------------------------------------------------
R. 5.0                                                               9/15/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR ISTN
-------------------------------------------------------------------------------
R. 1.0                                                 12/99          6/00
-------------------------------------------------------------------------------
R. 2.0                                                 6/00           12/00
-------------------------------------------------------------------------------
R. 3.0                                                                3/01
-------------------------------------------------------------------------------
R. 4.0                                                                9/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR BANDWIDTH MANAGER
-------------------------------------------------------------------------------
R. 1.0 - 1.1                                                          Now
-------------------------------------------------------------------------------
R. 1.2                                                                Now
-------------------------------------------------------------------------------
R. 1.3                                                 10/99          12/99
-------------------------------------------------------------------------------
R. 2.0 (w/TL1 cut through for DDM & FT)                1/00          3/31/00
-------------------------------------------------------------------------------
R. 3                                                                 6/30/00
-------------------------------------------------------------------------------
R. 4.0                                                                3/01
-------------------------------------------------------------------------------
R. 5.0                                                                9/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
WAVESTAR ALL METRO OLS
-------------------------------------------------------------------------------
R. 1.0                                                               3/31/00
-------------------------------------------------------------------------------
R. 2.0                                                              12/15/00
-------------------------------------------------------------------------------
R. 3.0                                                               6/15/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WAVESTAR OPTICAIR OLS
-------------------------------------------------------------------------------
R. 1.0                                                                3/00
-------------------------------------------------------------------------------
R. 2.0                                                                3/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FT-2000 OC-48
-------------------------------------------------------------------------------
R. 9.1                                                                1/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANYMEDIA ACCESS SYSTEM
-------------------------------------------------------------------------------
R. 1.0                                                                9/98
-------------------------------------------------------------------------------
R. 1.2                                                 4/99           6/99
-------------------------------------------------------------------------------
R. 1.5                                                 6/99           8/99
-------------------------------------------------------------------------------
R. 1.7 - HDT                                                          8/99
-------------------------------------------------------------------------------
R. 1.2.4 - as a PAS Server                             1/00           3/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DDM-2000 - OC3/12
-------------------------------------------------------------------------------
R. 15.0                                                10/99          12/99
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DDM-2000 BAM
-------------------------------------------------------------------------------
R. 1.0                                                                06/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIBERREACH
-------------------------------------------------------------------------------
R. 4.0 (TARP)                                                         09/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
VINA TECH
-------------------------------------------------------------------------------
ConnectReach Plus                                                     Now
-------------------------------------------------------------------------------
ConnectReach                                                          Now
-------------------------------------------------------------------------------
R. 1.0                                                                7/99
-------------------------------------------------------------------------------
VFDE                                                                  12/99
-------------------------------------------------------------------------------
R. 2.0                                                                8/99
-------------------------------------------------------------------------------
R. 3.0                                                                11/99
-------------------------------------------------------------------------------
R. 3.0.6                                                              11/99
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COPPER MOUNTAIN
-------------------------------------------------------------------------------
CPE for Voice and Data w/PAS interop                   10/99          11/99
-------------------------------------------------------------------------------
CPE for Voice and Data w/o PAS, standalone                            10/99
-------------------------------------------------------------------------------
CE200                                                                 Now
-------------------------------------------------------------------------------
CE150 (for MTU use)                                                   Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
HDSL 2 - Data                                                         12/99
-------------------------------------------------------------------------------
HDSL 2 - Derived Voice w/ PAS                                         11/99
-------------------------------------------------------------------------------
SDSL - Data                                                           Now
-------------------------------------------------------------------------------
SDSL - Derived Voice w/ PAS                            7/99           11/99
-------------------------------------------------------------------------------
IDSL - Data                                                           Now
-------------------------------------------------------------------------------
IDSL - Derived Voice w/ PAS                                           11/99
-------------------------------------------------------------------------------
Rel. 2.4                                                              01/00
-------------------------------------------------------------------------------
Rel. 2.9                                                              03/00
-------------------------------------------------------------------------------
Rel. 3.0                                                              07/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DACS II
-------------------------------------------------------------------------------
Rel. 8.2 (Digital Signal Processing Platform)                         Now
-------------------------------------------------------------------------------
Rel. 8.3 (Low Density SONET and SDH Unit)                             Now
-------------------------------------------------------------------------------
Rel. 9.0 (Integrated Communications Interface Pack)                        4Q99
-------------------------------------------------------------------------------
Rel. 9.1 (ATM Processing Shelf)                                       4Q99
-------------------------------------------------------------------------------
Rel. 10.0 (High Speed Unit - SONET)                                   1Q00
-------------------------------------------------------------------------------
Rel. 10.1 (High Speed Unit - SDH)                                     3Q00
-------------------------------------------------------------------------------
Rel. 11.0 (High Density Unit)                                         3Q00
-------------------------------------------------------------------------------
Rel. 12.0 (NextGen DACS)                                              2001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DACS 4/4/1
-------------------------------------------------------------------------------
R. 2.0                                                                05/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FT-2000 OC-48
-------------------------------------------------------------------------------
R. 9.0 TARP                                                           01/00
-------------------------------------------------------------------------------
R. 9.1                                                                01/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
5ESS ANYMEDIA SWITCH
-------------------------------------------------------------------------------
5E14 Software Release                                  4Q99           1q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
7 R/E PACKET SOLUTIONS
-------------------------------------------------------------------------------
7 R/E Packet Local Solution R1 (IP)                    12/99          06/00
-------------------------------------------------------------------------------
7 R/E Packet Local Solution R2 (IP)                    06/00          12/00
-------------------------------------------------------------------------------
7 R/E Packet Local Solution R3 (ATM)                   12/00          06/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
7 R/E Packet Tandem/Toll Solution R1.0                 10/99          04/00
-------------------------------------------------------------------------------
7 R/E Packet Tandem/Toll Solution R1.1                 11/99          05/00
-------------------------------------------------------------------------------
7 R/E Packet Tandem/Toll Solution R1.2                 03/00          09/00
-------------------------------------------------------------------------------
7 R/E Packet Tandem/Toll Solution R2.0                 06/00          12/00
-------------------------------------------------------------------------------
7 R/E Packet Tandem/Toll Solution R3.0                 12/00          06/01
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
7 R/E PACKET DRIVER
-------------------------------------------------------------------------------
Release 1.3 - Modem pooling w/TNT                      12/99          06/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
Release 1.4 - Internet Telephony, OneLink              03/00          09/00
-------------------------------------------------------------------------------
Release 2.0 - Data Offload on TNT                      06/00          12/00
-------------------------------------------------------------------------------
Release 2.1 - IP and VPN feature enhancements          09/00          03/01
-------------------------------------------------------------------------------
Release 3.0 (Phase 2) - Integrated VtoA Offer -        12/00          06/01
IWG
-------------------------------------------------------------------------------
Phase 3 - Packet SM and 7R/E Elements                  2H01           1H02
-------------------------------------------------------------------------------
Phase 4 - Renaissance existing SMs                     2002           2002
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PATHSTAR ACCESS SERVER
-------------------------------------------------------------------------------
Rel. 1.0                                               4/99           5/99
-------------------------------------------------------------------------------
Rel. 2.0                                               6/99           7/99
-------------------------------------------------------------------------------
Rel. 3.0                                               2/00           3/00
-------------------------------------------------------------------------------
Rel. 4.0                                               1Q00           1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PACKETSTAR CONNECTION GATEWAY
-------------------------------------------------------------------------------
Rel. 1                                                 4/99           7/99
-------------------------------------------------------------------------------
Rel. 2                                                 9/99           12/99
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AC120
-------------------------------------------------------------------------------
UPSR                                                   1Q00           1Q00
-------------------------------------------------------------------------------
APS (2 node configs only)                              7/99           9/99
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PSAX2300
-------------------------------------------------------------------------------
Rel. 6.1                                                              Now
-------------------------------------------------------------------------------
Rel. 6.1.1                                                            12/99
-------------------------------------------------------------------------------
Rel. 6.2                                                              03/00
-------------------------------------------------------------------------------
Rel. 7.0                                                              4Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COPPERCOM GATEWAY
-------------------------------------------------------------------------------
Redundancy
-------------------------------------------------------------------------------
   GSC (1:1)                                                          1Q00
-------------------------------------------------------------------------------
   ATM (1:1)                                                          1Q00
-------------------------------------------------------------------------------
   T1 (1:N)                                                           1Q00
-------------------------------------------------------------------------------
   Power (1:1)                                                        Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Voice
-------------------------------------------------------------------------------
   Loop/Ground Start                                                  Now
-------------------------------------------------------------------------------
   PCM                                                                Now
-------------------------------------------------------------------------------
   ADPCM 32                                                           Now
-------------------------------------------------------------------------------
   ADPCM 16                                                           1Q00
-------------------------------------------------------------------------------
   Echo Cancellation                                                  Now
-------------------------------------------------------------------------------
   Fax Auto Detect                                                    1Q00
-------------------------------------------------------------------------------
   Silence Suppression                                                2Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
GR-203
-------------------------------------------------------------------------------
   Multiple I/F Groups                                                Now
-------------------------------------------------------------------------------
   EOC/Alarms/PPS                                                     Now
-------------------------------------------------------------------------------
   Lucent Certification                                             11/15/99
-------------------------------------------------------------------------------
   Flow Through Provisioning                                          1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
T1 Line Card
-------------------------------------------------------------------------------
   T1-4 port                                                          Now
-------------------------------------------------------------------------------
   T1-8 port                                                          2Q00
-------------------------------------------------------------------------------
   STS-1                                                              2Q00
-------------------------------------------------------------------------------
   Hot Remove                                                         1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ATM Line Card
-------------------------------------------------------------------------------
   ATM - DS3 - Dual Port                                              Now
-------------------------------------------------------------------------------
   ATM - OC3 - Dual Port                                              2Q00
-------------------------------------------------------------------------------
   ATM - DS3 - Quad Port                                              2Q00
-------------------------------------------------------------------------------
   Data Pass Through                                                  1Q00
-------------------------------------------------------------------------------
   Daisy Chaining                                                     1Q00
-------------------------------------------------------------------------------
   Hot Remove                                                         1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Management
-------------------------------------------------------------------------------
   Craft Interface                                                    Now
-------------------------------------------------------------------------------
   Element Management System Rel 1                                    4Q99
-------------------------------------------------------------------------------
   Element Management System Rel 2                                    1Q00
-------------------------------------------------------------------------------
   Lucent Integration                                             Under Review
-------------------------------------------------------------------------------
   Alarm Contacts                                                     1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Voice of Frame Relay
-------------------------------------------------------------------------------
   Interworking Function FRF.8                                        Now
-------------------------------------------------------------------------------
   PCM                                                                Now
-------------------------------------------------------------------------------
   Configurable ATM/Frame                                             Now
-------------------------------------------------------------------------------
   ADPCM 32                                                           1Q00
-------------------------------------------------------------------------------
   ADPCM 16                                                           1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Packet Trunk Interface
-------------------------------------------------------------------------------
   PTI Logic Card                                                     2Q00
-------------------------------------------------------------------------------
   MGCP                                                               2Q00
-------------------------------------------------------------------------------
   10/100/1000 Mbps I/F                                               2Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
xDSL Modems
-------------------------------------------------------------------------------
   SDSL                                                               Now
-------------------------------------------------------------------------------
   ADSL                                                               Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
Voice
-------------------------------------------------------------------------------
   16 Ports                                                           Now
-------------------------------------------------------------------------------
   Loop Start                                                         Now
-------------------------------------------------------------------------------
   Ground Start                                                       1Q00
-------------------------------------------------------------------------------
   PCM                                                                Now
--------------------------------------------------------------------------------
   ADPCM 32                                                           Now
-------------------------------------------------------------------------------
   ADPCM 16                                                           1Q00
-------------------------------------------------------------------------------
   Echo Cancellation                                                  Now
-------------------------------------------------------------------------------
   Silence Suppression                                                2Q00
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Data
-------------------------------------------------------------------------------
   RIP 1 & 2                                                          Now
-------------------------------------------------------------------------------
   RFC 1483                                                           Now
-------------------------------------------------------------------------------
   PPP                                                                Now
-------------------------------------------------------------------------------
   Classical IP                                                       Now
-------------------------------------------------------------------------------
   NAT                                                                Now
-------------------------------------------------------------------------------
   DHCP                                                               Now
-------------------------------------------------------------------------------
   Firewall                                                           Now
-------------------------------------------------------------------------------
   10Base T                                                           Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Management
-------------------------------------------------------------------------------
   Console Port                                                       Now
-------------------------------------------------------------------------------
   Telnet over Ethernet                                               Now
-------------------------------------------------------------------------------
   Proxy Through Gateway                                              1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COPPERCOM MXR
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
xDSL Modems
-------------------------------------------------------------------------------
   SDSL                                                               Now
-------------------------------------------------------------------------------
   ADSL                                                               Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Voice
-------------------------------------------------------------------------------
   16 Ports                                                           Now
-------------------------------------------------------------------------------
   Loop Start                                                         Now
-------------------------------------------------------------------------------
   Ground Start                                                       1Q00
-------------------------------------------------------------------------------
   PCM                                                                Now
-------------------------------------------------------------------------------
   ADPCM 32                                                           Now
-------------------------------------------------------------------------------
   ADPCM 16                                                           1Q00
-------------------------------------------------------------------------------
   Echo Cancellation                                                  Now
-------------------------------------------------------------------------------
   Silence Suppression                                                2Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Data
-------------------------------------------------------------------------------
   RIP 1 & 2                                                          Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
   RFC 1483                                                           Now
-------------------------------------------------------------------------------
   PPP                                                                Now
-------------------------------------------------------------------------------
   Classical IP                                                       Now
-------------------------------------------------------------------------------
   NAT                                                                Now
-------------------------------------------------------------------------------
   DHCP                                                               Now
-------------------------------------------------------------------------------
   Firewall                                                           Now
-------------------------------------------------------------------------------
   10Base T                                                           Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Management
-------------------------------------------------------------------------------
   Console Port                                                       Now
-------------------------------------------------------------------------------
   Telnet over Ethernet                                               Now
-------------------------------------------------------------------------------
   Proxy Through Gateway                                              1Q00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CAJUN 330R
-------------------------------------------------------------------------------
OC 12 ATM Uplink                                                      03/00
-------------------------------------------------------------------------------
OC 3 ATM Uplink                                                       05/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CAJUN 550R
-------------------------------------------------------------------------------
OC 12 ATM Uplink                                                      03/00
-------------------------------------------------------------------------------
OC 3 ATM Uplink                                                       05/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GX 550
-------------------------------------------------------------------------------
Jade
-------------------------------------------------------------------------------
   OC3/STM-1, OC12/STM-4                                              Now
-------------------------------------------------------------------------------
   Full Redundancy (excluding GR253 APS)                              Now
-------------------------------------------------------------------------------
   CBX 500 Rel. 3.0 SW functionality                                  Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Jade.1
-------------------------------------------------------------------------------
   Rapid upgrade                                                      Now
-------------------------------------------------------------------------------
   IP Navigator                                                       Now
-------------------------------------------------------------------------------
   Amethyst & Jade NMS merge                                          Now
-------------------------------------------------------------------------------
   Priority reroute                                                   Now
-------------------------------------------------------------------------------
   OC-48/STM-16 software support                                      Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Jade M2
-------------------------------------------------------------------------------
   GR 253 Direct Trunk APS for OC12/STM-4                             Now
-------------------------------------------------------------------------------
   GR 253 Direct Trunk APS for OC48/STM-16                            Now
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Eurpoa (Rel. 8.0)
-------------------------------------------------------------------------------
   BIO 2                                                              06/00
-------------------------------------------------------------------------------
   GR 253 OC-3/STM-1, OC-12//STM-4, OC-48/STM-16                      06/00
   Direct Trunk / UNI APS
-------------------------------------------------------------------------------
   Frame BIO                                                          06/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PRODUCT RELEASE SCHEDULE
-------------------------------------------------------------------------------
                                                     CI OR FSA         GA
-------------------------------------------------------------------------------
   4 port OC-3/STM-1 FOS/POS                                          06/00
-------------------------------------------------------------------------------
   1 port OC-12/STM-4 FOS/POS                                         06/00
-------------------------------------------------------------------------------
   IP Navigator & Frame Relay                                         06/00
-------------------------------------------------------------------------------
   4 port DS3 ATM via GX 250                                          06/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MAX TNT
-------------------------------------------------------------------------------
   Re. 8.0                                                            01/00
-------------------------------------------------------------------------------
   96 Modem Cards                                                     02/00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STINGER
-------------------------------------------------------------------------------
TAOS 7.11.1                                                           Now
-------------------------------------------------------------------------------
TAOS 8.0.x                                                            2Q00
-------------------------------------------------------------------------------
24-port ADSl and HDSL2 Line Interface Modules                         2Q00
-------------------------------------------------------------------------------

                                                                       EXHIBIT C


                              OLD PRICE / NEW PRICE

                                 CITY COMPARISON

                           OLD              NEW
                           TDM            QUOTES            REDUCTION
KMC Central Office     $2,816,827        $2,567,658            -8.85%
ILEC Tandem              $483,473          $422,106           -12.69%
LSO Cob                  $966,946          $844,212           -12.69%
AT&T Cob                 $123,476          $122,350            -0.91%
MCI Cob                  $200,410          $146,926           -26.69%
IXC Cob                  $200,410          $146,926           -26.69%
Fees/Make Ready          $500,000          $500,000             0.00%
Shipping (5%)            $264,577          $212,509           -19.68%
Subtotal               $5,556,119        $4,962,687           -10.68%
Switching Machine      $2,551,741        51,950,000*          -23.58%
Grand Total            $8,107,860        $6,912,687           -14.74%


* List price not yet firm. This price is budgetary and exemplifies a model with pure packet access. Seller commits to a minimum twenty percent (20%) price savings when compared to a 5ESS TDM Switch configuration. Access vehicles (e.g., RLAGs, IADs, etc.) are not included in the pricing.